						     EXHIBIT 10.1








		     Dated as of May 1, 1998



Charming Shoppes, Inc.
450 Winks Lane
Bensalem, Pennsylvania 19020


	  Re: Amendment of Second Amended and Restated Loan and Security Agreement, dated February 28, 1997 (as amended and supplemented, the "Loan Agreement") among Charming Shoppes, Inc. (the "Company"), certain subsidiaries of the Company which are parties thereto (collectively, with the Company, "Borrowers"), Borrowers' Agent and Congress Financial Corporation ("Congress")


Gentlemen:

     In consideration of the mutual agreements contained herein and other good and valuable consideration, each of Borrowers, Borrowers' Agent and Congress agree as follows:

     1. Capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, unless otherwise defined herein.

     2. The Loan Agreement shall be and is amended, effective as of May 1, 1998, as follows:

	  a. Section 1.47 (definition of "Interest Rate") is amended by :

	       (i) deleting the percentage of "three-quarters of one (3/4%) percent" in the second line thereof and inserting
"one-half of one (1/2%) percent" in its stead;

	       (ii) deleting the percentage of "three and three eighths (3-3/8%) percent" in the fourth line thereof and inserting "one and one-quarter (1-1/4%) percent" in its stead;

	       (iii) deleting the percentage of "two and three quarters (2-3/4%) percent" following the proviso to Section 1.47 and inserting "two and one-half (2-1/2%) percent" in its stead;

	       (iv) deleting the percentage of "five and three eighths (5-3/8%) percent" following the proviso to Section 1.47 and inserting "three and one-quarter (3-1/4%) percent" in its stead;

	  b. Section 2.2(b) is amended by deleting the percentage of "one and one quarter (1-1/4%) percent" set forth therein and inserting "one (1%) percent" in its stead;

	  c. Section 3.4 is amended by deleting the percentage of "three-eighths of one (3/8%) percent" set forth therein and inserting "one quarter of one (1/4%) percent" in its stead;

	  d.   The following provision shall be added to the Loan
Agreement as Section 3.7:

	       "3.7 Usage Fee.  In addition to the
	  Interest Rate payable on Eurodollar Rate
	  Loans, Borrower shall pay to Lender monthly a usage fee on any outstanding Eurodollar Rate
	  Loans equal to one and one-quarter (1-1/4%) percent per annum on the outstanding principal amount of such Eurodollar Rate
	  Loans. Such usage fee by Borrower to Lender shall be payable monthly in arrears and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed."

	  e. Section 12.1(a) is amended by deleting the date of "June 1, 1998" set forth therein and inserting "June 1, 1999" in its stead;

	  f.   Section 12.1(c) is amended by:

	       (i) deleting clauses (i) and (ii) thereof and inserting in its stead:

	       "Amount                       Period
	       one-half of one (1/2%)        the date hereof to,
	       percent of Maximum            but not including,
	       Credit                        June 1, 1999."

	  g. Section 12.1(c) is also amended by, immediately before the proviso therein, (i) deleting the date of "December 1, 1997" set forth therein and inserting "December 1, 1998" in its stead and (ii) deleting the date "November 30, 1997" set forth therein and inserting "November 30, 1998" in its stead;

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
	  h. Section 1.40 is amended by deleting the reference to "Section 1.36 above" and inserting "Section 1.35 above" in its stead.

     3. In addition to the representations, warranties and covenants heretofore or hereafter made by the Company and the other Borrowers to Congress pursuant to the Loan Agreement and the other Financing Agreements, each of the Borrowers hereby represents, warrants and covenants to and with Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of this letter and shall be incorporated into and made a part of the Financing Agreements);

	  (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment; and

	  (b) this Amendment has been duly executed and delivered by the Company and each of the other Borrowers, has been consented to by each of the other Obligors and is in full force and effect on the date hereof.

     4. This Amendment (a) shall be effective, as of May 1, 1998, upon execution of this letter by the Borrowers and Congress, and (b) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all correspondence, memoranda, communications, discussions and negotiations with respect thereto. Except as expressly set forth above, no existing defaults or Events of Default and no rights or remedies of Congress have been or are being waived hereby and no changes or modifications to the Financing Agreements have been or are being made or are intended hereby and in all other respects the Financing Agreements shall continue in full force and effect.

     5. This Amendment may be executed and delivered in counterparts, all of which together shall constitute a complete agreement.

				   Very truly yours,

				   CONGRESS FINANCIAL CORPORATION

				   By:___________________________

				   Title:________________________



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	     [SIGNATURES CONTINUED FROM PRECEDING PAGE]


AGREED AND ACCEPTED:

CHARMING SHOPPES, INC.

By:_________________________

Title:______________________

CHARMING SHOPPES OF DELAWARE, INC.

By:_________________________

Title:______________________

CSI INDUSTRIES, INC.

By:_________________________

Title:______________________

FB APPAREL, INC,

By:_________________________

Title:______________________


BORROWERS' AGENT

CHARMING SHOPPES OF DELAWARE, INC.,
     BORROWERS' AGENT

By:_________________________

Title:______________________


CONSENTED TO:

By Each of the Obligors
on the List Annexed Hereto

____________________________

Its:________________________








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